UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14C
        Information Statement Pursuant to Section 14(c) of the Securities
                    Exchange Act of 1934 (Amendment No. ___ )

     Check the appropriate box:
|_|  Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))
|X|  Definitive Information Statement

                      SENSIVIDA MEDICAL TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)

                                   Registrant
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------
     Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


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      (2)   Aggregate number of securities to which transaction applies:


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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      (4)   Proposed maximum aggregate value of transaction:


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      (5)   Total fee paid:


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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:


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      (2)   Form, Schedule or Registration Statement No.:


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      (3)   Filing Party:


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      (4)   Date Filed:


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

                      SENSIVIDA MEDICAL TECHNOLOGIES, INC.
                                77 Ridgeland Road
                            Henrietta, New York 14623
               Notice of Action by Written Consent of Shareholders
                         to be Effective April 27, 2009

Dear Stockholder:

           SensiVida Medical Technologies, Inc., a New Jersey corporation formerly known as MediScience Technology Corp. (the "Company"), hereby notifies our stockholders of record on March 27, 2009 that stockholders holding approximately 54% of the voting power have approved, by written consent in lieu of a special meeting on March 19, 2009, the following proposal:

     1. To amend our Restated Certificate of Incorporation to provide for the reduction of the total number of authorized, issued and outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock") and its preferred stock, par value $.01 per share ("Preferred Stock"), by exchanging each ten (10) shares of such issued and outstanding shares of Common Stock and Preferred Stock for one (1) share of Common Stock or Preferred Stock, respectively.

           This Information Statement is first being mailed to our stockholders of record as of the close of business on or about April 3, 2009. The action contemplated herein will not be effective until April 27, 2009, a date which is at least 20 days after the date on which this Information Statement is first mailed to our stockholders of record. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

           The corporate action is taken by consent of the holders of a majority of the shares outstanding, pursuant to New Jersey law. Proxies are not being solicited because stockholders holding approximately 54% of the issued and outstanding voting capital stock of the Company hold more than enough shares to effect the proposed action and have voted in favor of the proposals contained herein.


/s/ Kamal Sarbadhikari
----------------------
Kamal Sarbadhikari
President and Chief Executive Officer

Henrietta, NY
April 1, 2009

                      SENSIVIDA MEDICAL TECHNOLOGIES, INC.
                                77 Ridgeland Road
                            Henrietta, New York 14623
                              INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

          This Information Statement is being furnished to the stockholders of SensiVida Medical Technologies, Inc., a New Jersey corporation formerly known as MediScience Technology Corp. (the "Company"), in connection with the adoption of an Amendment to our Restated Certificate of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On November 5, 2008, our Board of Directors and, on March 19, 2009, the holders of a majority of our voting capital stock approved an amendment to our Restated Certificate of Incorporation (the "Amendment") to provide for the reduction of the total number of authorized, issued and outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock") and its preferred stock, par value $.01 per share ("Preferred Stock"), by exchanging each ten (10) shares of such authorized, issued and outstanding shares of Common Stock and Preferred Stock for one (1) share of Common Stock or Preferred Stock, respectively. This action will become effective on the date of filing the Amendment with the New Jersey Secretary of State (the "Effective Date") in accordance with the relevant sections of the New Jersey Business Corporation Law.

Dissenters' Right of Appraisal

          The  New  Jersey  Business   Corporation  Law  does  not  provide  for
dissenter's rights of appraisal in connection with the proposed action.

Voting Securities

          As of the date of this information statement, our voting securities consist of our common stock, par value $0.01 per share, of which 115,990,839 shares are outstanding. Approval of the Amendment requires the affirmative consent of a majority of the shares of our Common Stock issued and outstanding at March 27, 2009 (the "Record Date"). The quorum necessary to conduct business of the stockholders consists of a majority of the Common Stock issued and outstanding as of the Record Date.

          Stockholders who beneficially own an aggregate of 63,188,233 shares of our Common Stock, or approximately 54% of the total issued and outstanding shares of Common Stock are the "Consenting Stockholders."
  The Consenting Stockholders have the power to vote all of their shares of our Common Stock, which number exceeds the majority of the issued and outstanding shares of our Common Stock on the date of this information statement. The Consenting Stockholders have consented to the proposed action set forth herein and had and have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

          The  approval  of this action by written  consent is made  possible by
Section 14A:5-6 of the New Jersey Business Corporation Act, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities.

          Pursuant to Section 14A:5-6 of the New Jersey Business Corporation Act, we are required to provide prompt notice of the taking of the corporate action described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as such notice. This Information Statement will be mailed on or about April 3, 2009 to stockholders of record as of the Record Date, and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

         The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

             AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION;
                           MODIFICATION OF SECURITIES

          The Company has received stockholder approval to amend our Restated Certificate of Incorporation, as currently in effect (the "Charter"), in order to provide for the reduction of the total number of issued and outstanding shares of the Company's Common Stock, by exchanging each ten (10) shares of such issued and outstanding shares of Common Stock and Preferred Stock for one (1) share of Common Stock or Preferred Stock, respectively. The Charter is expected to be amended to read, as follows:

"Article 3 of the Restated Certificate of Incorporation is hereby amended by adding new paragraph (c) to read as follows:

                           `(c)  Simultaneously  with the effective  date of the
                  filing of this Amendment to the Restated Certificate of Incorporation (the "Effective Date"), each ten (10) shares of
                                      --------------
                  Common Stock and Preferred Stock of the Corporation authorized, issued and outstanding or held as treasury shares immediately prior to the Effective Date shall automatically be reclassified and continued, without any action on the part of the holder thereof, as one (1) share of Common Stock or Preferred Stock, respectively, subject to adjustment within the sole discretion of the Board of Directors, such that on the Effective Date, the authorized capital stock of the Corporation shall be 19,995,000 shares of common stock, par value $.01 per share, and 5,000 shares of preferred stock, par value $.01 per share. No fractional shares of Common Stock or Preferred Stock, or scrip representing fractional shares, shall be issued in connection with such reclassification. Instead of any fractional shares of Common Stock or Preferred Stock which would otherwise be issuable upon such reclassification, the Corporation shall pay to the holder of the shares of Common Stock or Preferred Stock which were so reclassified a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock or Preferred Stock at the close of business on the Effective Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of shares or fractional shares of Common Stock or Preferred Stock being converted at any one time by any holder thereof, not upon each share or fractional share of Common Stock or Preferred Stock being converted. For purposes of the above calculation, fair market value of one share of Common Stock or any series of Preferred Stock shall be determined in good faith by the Board of Directors of the Corporation; provided, however, that where
                                                   --------  -------
                  there exists a public market for the Common Stock or any series of Preferred Stock at the time of such exercise, the fair market value per share of Common Stock or such series of Preferred Stock shall be the average of the closing bid and asked prices of the Common Stock or such series of Preferred Stock quoted in the Over-the-Counter Market Summary or the last reported sale price of the Common Stock or series of Preferred Stock or the closing price quoted on the American Stock Exchange or on any exchange or market on which the Common Stock or such series of Preferred Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the three (3) trading days immediately prior to the date of determination of fair market value on which at least 10,000 shares of Common Stock or such series of Preferred Stock were traded, as applicable.'"

          The Consenting Stockholders have voted in favor of approving the amended Charter. With the approval of the Consenting Stockholders, the amended the Charter will become effective upon its filing with the Secretary of State of New Jersey.

Purpose and Effect of the Amendment

           The Board of Directors of the Company believes it is in the best interests of the Company to provide for the reduction of the total number of authorized, issued and outstanding shares of the Company's Common Stock and its Preferred Stock, by exchanging each ten (10) shares of such authorized, issued and outstanding shares of Common Stock and Preferred Stock for one (1) share of Common Stock or Preferred Stock, respectively, in order to, among other reasons, to ensure that the Company's capitalization is appropriate in light of recently completed merger of the Company with SensiVida Medical Systems, Inc. The amended Charter will not alter the rights, privileges or preferences of the holders of any class of the Company's capital stock. Following the reverse split, the exercise price and number of shares issuable in connection with the exercise of any derivative securities relating to the Company's capital stock will be adjusted in proportion to the reverse split.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

           Our voting securities consist of our Common Stock, par value $0.01 per share, of which 115,990,839 shares are outstanding. The following tables contain information regarding record ownership of our Common Stock as of March 18, 2009 held by:

               o persons who own beneficially more than 5% of our outstanding voting securities;

               o        our directors;

               o        our executive officers; and

               o        all of our directors and executive officers as a group.


              Stockholders                Shares Beneficially Owned    Percentage Ownership
--------------------------------------   --------------------------    --------------------
 Management and Directors:

Peter Katevatis, Esq.                                    22,340,878                   19.3%
Jose Mir                                                 14,204,545                   12.2%
Kamal Sarbadhikari                                       14,204,545                   12.2%
John M. Kennedy                                           2,424,599                      *
Michael N. Kouvatas                                         622,666                      *
William W. Armstrong                                        391,000                      *

All officers and directors As a group
   (6 people)                                            54,188,233                   46.7%

5% Stockholder:

William Baker                                             9,000,000                    7.8%
         * Less than 1%

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

      Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement.

      Security holders sharing an address and receiving a single copy may request to receive a separate information statement at SensiVida Medical Technologies, Inc., 77 Ridgeland Road, Henrietta, New York 14623.

      Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies may also request to receive a separate information statement at SensiVida Medical Technologies, Inc., 77 Ridgeland Road, Henrietta, New York 14623, telephone: (585) 413-9080.

                   WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

      We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.